                                   CREDIT AGREEMENT


                                       Between


                              KEYSTONE ACQUISITION CORP.


                                         and


                                    SEAFIRST BANK


                                 dated April 30, 1999

                                  TABLE OF CONTENTS

Article 1 :  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.1    General Provisions. . . . . . . . . . . . . . . . . . . . . . . 1
        1.2    Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.3    Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.4    Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.5    Available Amount. . . . . . . . . . . . . . . . . . . . . . . . 1
        1.6    Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.7    Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.8    Conversion Date . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.9    Converting Loan Advances. . . . . . . . . . . . . . . . . . . . 1
        1.10   Converting Loan Credit Limit. . . . . . . . . . . . . . . . . . 2
        1.11   Current Assets. . . . . . . . . . . . . . . . . . . . . . . . . 2
        1.12   Current Liabilities . . . . . . . . . . . . . . . . . . . . . . 2
        1.13   EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
        1.14   Eligible Accounts . . . . . . . . . . . . . . . . . . . . . . . 2
        1.15   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
        1.16   Floating Rate Margin. . . . . . . . . . . . . . . . . . . . . . 2
        1.17   Funded Debt . . . . . . . . . . . . . . . . . . . . . . . . . . 2
        1.18   Funded Debt/EBITDA Ratio. . . . . . . . . . . . . . . . . . . . 2
        1.19   GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
        1.20   LIBOR Rate Margin . . . . . . . . . . . . . . . . . . . . . . . 3
        1.21   Loan Documents. . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.22   Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.23   Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.24   Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.25   Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.26   Revolving Loan Advances . . . . . . . . . . . . . . . . . . . . 3
        1.27   Revolving Loan Credit Limit . . . . . . . . . . . . . . . . . . 3
        1.28   Swap Contract . . . . . . . . . . . . . . . . . . . . . . . . . 3
        1.29   Swap Obligations. . . . . . . . . . . . . . . . . . . . . . . . 4
        1.30   Tangible Net Worth. . . . . . . . . . . . . . . . . . . . . . . 4
        1.31   Termination Date. . . . . . . . . . . . . . . . . . . . . . . . 4
        1.32   Trailing Basis. . . . . . . . . . . . . . . . . . . . . . . . . 4

Article 2 :  Revolving Loan. . . . . . . . . . . . . . . . . . . . . . . . . . 4
        2.1    Revolving Loan Facility.. . . . . . . . . . . . . . . . . . . . 4
        2.2    Revolving Note. . . . . . . . . . . . . . . . . . . . . . . . . 4
        2.3    Procedure for Revolving Loan Advances.. . . . . . . . . . . . . 4
        2.4    Facility Fee. . . . . . . . . . . . . . . . . . . . . . . . . . 4

Article 3 :  Converting Loan Facility. . . . . . . . . . . . . . . . . . . . . 4
        3.1    Converting Loan.. . . . . . . . . . . . . . . . . . . . . . . . 4
        3.2    Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
        3.3    Procedure for Converting Loan Advances. . . . . . . . . . . . . 5
        3.4    Repayment of Principal. . . . . . . . . . . . . . . . . . . . . 5
        3.5    Commitment Fee. . . . . . . . . . . . . . . . . . . . . . . . . 5

Article 4 :  Collateral Security . . . . . . . . . . . . . . . . . . . . . . . 5
        4.1    Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
        4.2    Maintenance of Security.. . . . . . . . . . . . . . . . . . . . 5

Article 5 :  Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Article 6 :  Conditions of Lending . . . . . . . . . . . . . . . . . . . . . . 6
        6.1    Authorization.. . . . . . . . . . . . . . . . . . . . . . . . . 6
        6.2    Documentation.. . . . . . . . . . . . . . . . . . . . . . . . . 6

                                        -i-


        6.3    Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
        6.4    Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
        6.5    Proof of Insurance. . . . . . . . . . . . . . . . . . . . . . . 6
        6.6    Representations and Warranties. . . . . . . . . . . . . . . . . 6
        6.7    Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Article 7 :  Representations and Warranties. . . . . . . . . . . . . . . . . . 6
        7.1    Existence.. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
        7.2    Enforceability. . . . . . . . . . . . . . . . . . . . . . . . . 6
        7.3    No Legal Bar. . . . . . . . . . . . . . . . . . . . . . . . . . 6
        7.4    Financial Information.. . . . . . . . . . . . . . . . . . . . . 7
        7.5    Liens and Encumbrances. . . . . . . . . . . . . . . . . . . . . 7
        7.6    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
        7.7    Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . 7
        7.8    Employee Benefit Plan.. . . . . . . . . . . . . . . . . . . . . 7
        7.9    Misrepresentations. . . . . . . . . . . . . . . . . . . . . . . 7
        7.10   No Default. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
        7.11   Year 2000 Compliance. . . . . . . . . . . . . . . . . . . . . . 7
        7.12   No Burdensome Restrictions. . . . . . . . . . . . . . . . . . . 8

Article 8 :  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . 8
        8.1    Use of Proceeds.. . . . . . . . . . . . . . . . . . . . . . . . 8
        8.2    Interest Coverage Ratio.. . . . . . . . . . . . . . . . . . . . 8
        8.3    Debt Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . 8
        8.4    Funded Debt/EBITDA Ratio. . . . . . . . . . . . . . . . . . . . 8
        8.5    Tangible Net Worth. . . . . . . . . . . . . . . . . . . . . . . 8
        8.6    Current Ratio.. . . . . . . . . . . . . . . . . . . . . . . . . 9
        8.7    Financial Information.. . . . . . . . . . . . . . . . . . . . . 9
        8.8    Maintenance of Existence. . . . . . . . . . . . . . . . . . . . 9
        8.9    Books and Records.. . . . . . . . . . . . . . . . . . . . . . . 9
        8.10   Access to Premises and Records. . . . . . . . . . . . . . . . . 9
        8.11   Notice of Events. . . . . . . . . . . . . . . . . . . . . . . .10
        8.12   Payment of Debts and Taxes. . . . . . . . . . . . . . . . . . .10
        8.13   Deposit Accounts. . . . . . . . . . . . . . . . . . . . . . . .10
        8.14   Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . . .10

Article 9 :  Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . .10
        9.1    Funded Debt.. . . . . . . . . . . . . . . . . . . . . . . . . .10
        9.2    Liens and Encumbrances. . . . . . . . . . . . . . . . . . . . .11
        9.3    Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . .11
        9.4    Disposition of Assets.. . . . . . . . . . . . . . . . . . . . .11
        9.5    Mergers.. . . . . . . . . . . . . . . . . . . . . . . . . . . .11
        9.6    Capital Structure.. . . . . . . . . . . . . . . . . . . . . . .11
        9.7    Wage and Hour Laws. . . . . . . . . . . . . . . . . . . . . . .11
        9.8    ERISA.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
        9.9    Dissolution.. . . . . . . . . . . . . . . . . . . . . . . . . .11
        9.10   Business Activities.. . . . . . . . . . . . . . . . . . . . . .11
        9.11   Dividends.. . . . . . . . . . . . . . . . . . . . . . . . . . .12
        9.12   Loans.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
        9.13   Permissible Loans and Investments.. . . . . . . . . . . . . . .12

Article 10 :  Events and Consequences of Default . . . . . . . . . . . . . . .12
        10.1   Events of Default.. . . . . . . . . . . . . . . . . . . . . . .12
        10.2   Remedies Upon Default.. . . . . . . . . . . . . . . . . . . . .13
        10.3   Alleged Default by Bank.. . . . . . . . . . . . . . . . . . . .13

Article 11 :  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . .14
        11.1   Manner of Payments. . . . . . . . . . . . . . . . . . . . . . .14

                                          -ii-


        11.2   Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . .14
        11.3   Documentation and Administration Expenses.. . . . . . . . . . .14
        11.4   Collection Expenses.. . . . . . . . . . . . . . . . . . . . . .15
        11.5   Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
        11.6   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .15
        11.7   Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
        11.8   Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . .15
        11.9   Mandatory Arbitration.. . . . . . . . . . . . . . . . . . . . .15
        11.10  Construction. . . . . . . . . . . . . . . . . . . . . . . . . .16
        11.11  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .16

                                      -iii-

                                   CREDIT AGREEMENT


     THIS CREDIT AGREEMENT ("Agreement") is made between KEYSTONE ACQUISITION CORP., a Washington corporation, doing business as Fine Arts Graphics ("Borrower"), and Bank of America National Trust and Savings Association, doing business as SEAFIRST BANK, a national banking association (including its successors and/or assigns, "Bank"). The parties agree as follows:

                               ARTICLE 1:  DEFINITIONS

     1.1 GENERAL PROVISIONS. All terms defined below shall have the meaning indicated. All references in this Agreement to:

            (a)     "dollars" or "$" shall mean U.S. dollars;

            (b) "Article," "Section," or "Subsection" shall mean articles, sections, and subsections of this Agreement, unless otherwise indicated;

            (c) terms defined in the Washington version of the Uniform Commercial Code, R.C.W. Section 62A.9-101, ET SEQ. ("UCC"), and not otherwise defined in this Agreement, shall have the meaning given in the UCC; and

            (d) an accounting term not otherwise defined in this Agreement shall have the meaning assigned to it under GAAP.

     1.2 ACCOUNTS shall mean all of Borrower's receipts, accounts, drafts, acceptances, contract rights of and for moneys and performances due or to become due, chattel paper, and other forms of receivables, now owned or later acquired, which derive from or arise out of the conduct of Borrower's business, sale of its inventory, or the furnishing of services, together with all guaranties and security interests for, and the cash and noncash proceeds of, all the foregoing.

     1.3    ADVANCES shall mean Revolving Loan Advances and Converting Loan
Advances.

     1.4    AFFILIATE shall mean ImageX.com, Inc., a Washington corporation.

     1.5    AVAILABLE AMOUNT shall mean at any time:

            (a) With respect to the Revolving Loan, the amount of the Revolving Loan Credit Limit minus the unpaid balance of the Revolving Note; and

            (b) With respect to the Converting Loan, the amount of the Converting Loan Credit Limit minus the unpaid balance of the Converting Note.

     1.6 BUSINESS DAY shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in Seattle, Washington, are authorized or required by law to close.

     1.7    COLLATERAL shall mean all property securing the Obligations.

     1.8    CONVERSION DATE shall mean June 29, 2001.

     1.9 CONVERTING LOAN ADVANCES shall mean the disbursement of loan proceeds under the Converting Loan. A Converting Loan Advance shall not constitute a "payment order" under R.C.W. Section 62A.4A-103.

     1.10   CONVERTING LOAN CREDIT LIMIT shall mean $1,500,000.

     1.11 CURRENT ASSETS shall mean all consolidated assets of Borrower and its subsidiaries, on a GAAP basis, which may be properly classified as current assets in accordance with GAAP.

     1.12 CURRENT LIABILITIES shall mean all consolidated indebtedness of Borrower and its subsidiaries, on a GAAP basis which may be properly classified as current liabilities in accordance with GAAP.

     1.13 EBITDA shall mean earnings before interest expense, taxes, depreciation, and amortization, on a Trailing Basis.

     1.14 ELIGIBLE ACCOUNTS shall mean on any given date those Accounts which are not more than 90 days past date of the sales invoice, in which Bank holds a first-lien security interest.

     1.15 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.16 FLOATING RATE MARGIN shall mean 1.00% until receipt by Bank of the compliance certificate for the end of fiscal quarter ending June 30, 1999, and thereafter shall be the "Floating Rate Margin" as determined by the following chart:


-------------------------------------------------------------------------------
           Funded Debt/EBITDA Ratio*                  Floating Rate Margin
-------------------------------------------------------------------------------
             Greater than 3.5 to 1                           1.00%
-------------------------------------------------------------------------------
      Less than or equal to 3.50 to 1 but
             greater than 2.5 to 1                           0.50%
-------------------------------------------------------------------------------
         Less than or equal to 2.5 to 1                      0.25%
-------------------------------------------------------------------------------

* AS DETERMINED BASED ON THE MOST RECENTLY DELIVERED QUARTERLY COMPLIANCE CERTIFICATE OF BORROWER, IN THE FORM OF EXHIBIT A ATTACHED HERETO.

Upon receipt of a quarterly compliance certificate showing a decrease or increase in the Funded Debt/EBITDA Ratio which places Borrower in a new pricing category, all Advances shall begin being calculated at the higher or lower margin, as the case may be, for the period beginning on the first Business Day of the month following the month in which such financial statement was received by Bank.

     1.17 FUNDED DEBT shall mean, as of the date of determination, the aggregate principal amount of all Debt for (a) borrowed money (other than trade indebtedness incurred in the ordinary course of business for value received) having a final maturity of one year or more from the date of determination; (b) installment purchases of real or personal property; (c) capital leases; and (d) guaranties of Funded Debt of other Persons, without duplication..

     1.18 FUNDED DEBT/EBITDA RATIO shall mean Borrower's ratio of Funded Debt to EBITDA.

     1.19 GAAP shall mean generally accepted accounting principles as in effect from time to time in the United States and as consistently applied by Borrower.

     1.20 LIBOR RATE MARGIN shall mean 2.25% until receipt by Bank of the compliance certificate for the end of fiscal quarter ending June 30, 1999, and thereafter shall be the "LIBOR Rate Margin" as determined by the following chart:

-------------------------------------------------------------------------------
          Funded Debt/EBITDA Ratio*                   LIBOR Rate Margin
-------------------------------------------------------------------------------
            Greater than 3.5 to 1                           2.25%
-------------------------------------------------------------------------------
     Less than or equal to 3.50 to 1 but
            greater than 2.5 to 1                           1.75%
-------------------------------------------------------------------------------
        Less than or equal to 2.5 to 1                      1.50%
-------------------------------------------------------------------------------

* AS DETERMINED BASED ON THE MOST RECENTLY DELIVERED QUARTERLY COMPLIANCE CERTIFICATE OF BORROWER, IN THE FORM OF EXHIBIT A ATTACHED HERETO.

Upon receipt of a quarterly compliance certificate showing a decrease or increase in the Funded Debt/EBITDA Ratio which places Borrower in a new pricing category, all Advances shall begin being calculated at the higher or lower margin, as the case may be, for the period beginning on the first Business Day of the month following the month in which such financial statement was received by Bank.

     1.21 LOAN DOCUMENTS shall mean collectively this Agreement, the Notes, all Swap Contracts, and all other mortgages, deeds of trust, security agreements, guaranties, documents, instruments, and other agreements now or later executed in connection with this Agreement.

     1.22   NOTES shall mean the Revolving and Converting Notes.

     1.23 OBLIGATIONS shall mean the Notes, all Swap Obligations, and all fees, costs, expenses, and indemnifications due to Bank under this Agreement.

     1.24 PERSON shall mean any individual, partnership, corporation, business trust, unincorporated organization, joint venture, or any governmental entity, department, agency, or political subdivision.

     1.25 PLAN shall mean any employee benefit plan or other plan maintained for Borrower's employees and covered by Title IV of ERISA, excluding any plan created or operated by or for any labor union.

     1.26 REVOLVING LOAN ADVANCES shall mean the disbursement of loan proceeds under the Revolving Loan. A Revolving Loan Advance shall not constitute a "payment order" under R.C.W. Section 62A.4A-103.

     1.27   REVOLVING LOAN CREDIT LIMIT shall mean $1,000,000.

     1.28 SWAP CONTRACT shall mean any interest rate swap transaction, forward rate transaction, interest rate cap, floor or collar transaction, swaption, bond or bond price swap, option or forward, treasury lock, any similar transaction, any option to enter into any of the foregoing and any combination of the foregoing, which agreements may be oral or in writing including, without limitation, any master agreement relating to or governing any or all of the foregoing any related schedule or confirmations.

     1.29 SWAP OBLIGATIONS shall mean all indebtedness and obligations of Borrower to Bank under any Swap Contract, as any or all of them may from time to time be modified, amended, extended, renewed and restated.

     1.30 TANGIBLE NET WORTH shall mean the excess of total assets over total liabilities, excluding, however, from the determination of total assets
(a) all assets which should be classified as intangible assets (such as goodwill, patents, trademarks, copyrights, franchises, and deferred charges, including unamortized debt discount and research and development costs), (b) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, (c) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence, or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with Borrower's (or Affiliate's, as the case may be) business, and (d) any revaluation or other write-up in book value of assets subsequent to the fiscal year of Borrower (or Affiliate, as the case may be) last ended at the date Tangible Net Worth is being measured.

     1.31 TERMINATION DATE shall mean April 28, 2000, or such earlier date upon which Bank's commitment to lend is terminated pursuant to Subsection 10.2(a).

     1.32 TRAILING BASIS shall mean on an annualized basis based on the preceding two fiscal quarters.

                              ARTICLE 2:  REVOLVING LOAN

     2.1 REVOLVING LOAN FACILITY. Subject to the terms and conditions of this Agreement, Bank shall make Revolving Loan Advances to Borrower from time to time, until the Termination Date ("Revolving Loan"), with the aggregate principal amount at any one time outstanding not to exceed the Revolving Loan Credit Limit. Borrower may use the Revolving Loan by borrowing, prepaying, and reborrowing the Available Amount, in whole or in part, without a prepayment fee except in the event of prepayment of LIBOR Rate Loans (as defined in the Revolving Note) prior to conclusion of an Interest Period.

     2.2 REVOLVING NOTE. The obligation of Borrower to repay the Revolving Loan shall be evidenced by a promissory note (including all renewals, modifications, and extensions thereof, the

"Revolving Note") made by Borrower to the order of Bank, and shall bear interest as provided in the Revolving Note. The Revolving Note shall be secured as provided in Article 4, and shall be in form satisfactory to Bank.

     2.3 PROCEDURE FOR REVOLVING LOAN ADVANCES. Borrower may borrow under the Revolving Loan on any Business Day. Borrower shall give Bank irrevocable notice (written or oral) specifying the amount to be borrowed and the requested borrowing date. Bank must receive such notice on or before 11:30 a.m., Seattle time, on the day borrowing is requested. All Revolving Loan Advances shall be discretionary to the extent notification by Borrower is given subsequent to that time.

     2.4 FACILITY FEE. On the last Business Day of each June, September, December, and March, beginning June 30, 1999, Borrower shall pay to Bank in arrears a commitment fee equal to 0.25% per annum of the difference between the Revolving Loan Credit Limit and the average daily outstanding principal balance of the Revolving Note during such calendar quarter.

                         ARTICLE 3:  CONVERTING LOAN FACILITY

     3.1 CONVERTING LOAN. Subject to the terms and conditions of this Agreement, Bank shall make Converting Loan Advances to Borrower from time to time, until the Conversion Date ("Converting Loan"), with the aggregate principal amount at any one time outstanding not to exceed the Converting Loan Credit Limit. Borrower may use the Converting Loan by borrowing, prepaying, and reborrowing the Available Amount, in whole or in part, until the Conversion Date, without a prepayment fee except in the event of prepayment of LIBOR Rate Loans (as defined in the Revolving Note) prior to conclusion of an Interest Period.

     3.2 NOTE. The obligation of Borrower to repay the Converting Loan Advances shall be evidenced by a promissory note (including all renewals, modifications, and extensions thereof, the "Converting Note") made by Borrower to the order of Bank, and shall bear interest as provided in the Converting Note. The Converting Note shall be secured as provided in Article 4 and shall be in form satisfactory to Bank.

     3.3 PROCEDURE FOR CONVERTING LOAN ADVANCES. Borrower may borrow under the Converting Loan on any Business Day prior to the Conversion Date. Borrower shall give Bank irrevocable written notice specifying the amount to be borrowed and the requested borrowing date. Bank must receive such notice on or before 11:30 a.m., Seattle time, on the day borrowing is requested. All Converting Loan Advances shall be discretionary to the extent notification by Borrower is given subsequent to that time.

     3.4 REPAYMENT OF PRINCIPAL. On the last Business Day of each month, beginning July 31, 2001, Borrower shall pay to Bank, as installments of principal under the Converting Note, 1/36 of the outstanding principal balance of the Converting Note as determined at the close of business on the Conversion Date. All principal and accrued interest of the Converting Note shall be due and payable in full on June 30, 2004.

     3.5 COMMITMENT FEE. Upon execution of this Agreement, Borrower shall pay to Bank a nonrefundable commitment fee of $10,000 for the Converting Loan.

                           ARTICLE 4:  COLLATERAL SECURITY

     4.1 COLLATERAL. As security for the prompt payment and performance of all Obligations, Borrower has granted or will grant to Bank a first lien security interest in all of Borrower's accounts, inventory, equipment, and general intangibles, and Affiliate will grant to Bank a security interest in all capital stock in Borrower held by Affiliate.

     4.2 MAINTENANCE OF SECURITY. Borrower shall execute and deliver to Bank, whenever requested, such security instruments as Bank deems necessary, in its sole opinion, for the preservation of its security interest or to ensure the priority of each security interest, and deliver to Bank all Collateral or proceeds of Collateral, the perfection of which requires possession by Bank. Borrower shall upon demand by Bank take whatever additional action is necessary for Bank continuously to maintain a perfected first-lien security interest in all Collateral. Borrower hereby irrevocably appoints Bank as its attorney-in-fact, solely for the purpose of executing on Borrower's behalf any financing statement or other security document deemed necessary by Bank to carry out the purposes of this Article 4, which appointment shall continue so long as this Agreement remains in effect or any Obligations remain outstanding.

                                ARTICLE 5:  GUARANTY

     The Obligations shall be absolutely and unconditionally guaranteed by Affiliate, in form satisfactory to Bank. Borrower authorizes Bank to release to any present or future guarantor all information Bank possesses concerning Borrower or any loans, credits, or other financial accommodations made to Borrower by Bank.

                          ARTICLE 6:  CONDITIONS OF LENDING

     Bank's obligation to make the initial Advance is subject to the conditions precedent listed in Sections 6.1 through 6.5, and to make subsequent Advances is subject to the conditions precedent listed in Sections
6.6 and 6.7, unless waived by Bank in writing:

     6.1 AUTHORIZATION. Borrower shall have delivered to Bank a certified copy of the resolution of Borrower's board of directors authorizing the transactions contemplated by this Agreement and the execution, delivery, and performance of all Loan Documents, together with Borrower's articles of incorporation, bylaws, a certificate of existence, and appropriate certificates of incumbency. Affiliate shall have delivered to Bank a certified copy of a resolution of such guarantor's board of directors, satisfactory in form to Bank, authorizing its guaranty of the Obligations, and its hypothecation of assets to secure the Obligations.

     6.2 DOCUMENTATION. Borrower shall have executed and delivered to Bank all documents to reflect the existence of the Obligations and to perfect, as a first lien, the security interests granted to Bank.

     6.3 GUARANTY. Affiliate shall have executed and delivered its guaranty to Bank, and such guaranty shall remain in full force and effect. Bank shall have received verification satisfactory to Bank that Affiliate has received a minimum of $18,500,000 in equity capital since January 1, 1999.

     6.4    FEES.  Borrower shall have paid to Bank the fee required by
Section 3.5, and all fees, costs, and expenses payable pursuant to Section
11.3.

     6.5    PROOF OF INSURANCE.  Proof of insurance as required by Section
8.14 shall have been provided to Bank.

     6.6 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in the Loan Documents and in any certificate, document, or financial statement furnished at any time shall continue to be true and correct, except to the extent that such representations and warranties expressly relate to an earlier date.

     6.7 COMPLIANCE. No Default or other event which, upon notice or lapse of time or both would constitute a Default, shall have occurred and be continuing, or shall exist after giving effect to the advance of credit to be made.

                      ARTICLE 7:  REPRESENTATIONS AND WARRANTIES

     To induce Bank to enter into this Agreement, Borrower represents, warrants, and covenants to Bank as follows:

     7.1 EXISTENCE. Borrower is in good standing as a corporation under the laws of the state of Washington, has the power, authority, and legal right to own and operate its property or lease the property it operates and to conduct its current business; and is qualified to do business and is in good standing in all other jurisdictions where the ownership, lease, or operation of its property or the conduct of its business requires such qualification, except where the failure to obtain such qualification would not have a materially adverse effect on Borrower's business or its properties, taken as a whole.

     7.2 ENFORCEABILITY. The Loan Documents, when executed and delivered by Borrower, shall be enforceable against Borrower in accordance with their respective terms in all material respects.

     7.3 NO LEGAL BAR. The execution, delivery, and performance by Borrower of the Loan Documents, and the use of the loan proceeds, shall not violate any existing law or regulation applicable to Borrower; any ruling applicable to Borrower of any court, arbitrator, or governmental agency or body of any kind; Borrower's organizational documents; any security issued by Borrower; or any mortgage, indenture, lease, contract, undertaking, or other agreement to which Borrower is a party or by which Borrower or any of its property may be bound.

     7.4 FINANCIAL INFORMATION. By submitting each of the financial statements required by Section 8.7, Borrower is deemed to represent and warrant that: (a) such statement is complete and correct and fairly presents the financial condition of Borrower as of the date of such statement; (b) such statement discloses all liabilities of Borrower that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and (c) such statement has been prepared in accordance with GAAP. As of this date, there has been no adverse change in Borrower's financial condition since preparation of the last such financial statements delivered to Bank which would materially impair Borrower's ability to repay the Obligations.

     7.5 LIENS AND ENCUMBRANCES. As of this date, Borrower has good and marketable title to its property free and clear of all security interests, liens, encumbrances, or rights of others, except as disclosed in writing to Bank, and except for taxes which are not yet delinquent and for conditions, restrictions, easements, and rights of way of record which do not materially affect the use of any of Borrower's property.

     7.6 LITIGATION. Except as disclosed in writing to Bank, there is no threatened (to Borrower's knowledge) or pending litigation, investigation, arbitration, or administrative action which may materially adversely affect Borrower's business, property, operations, or financial condition.

     7.7 PAYMENT OF TAXES. Borrower has filed or caused to be filed all tax returns when required to be filed; and has paid all taxes, assessments, fees, licenses, excise taxes, franchise taxes, governmental liens, penalties, and other charges levied or assessed against Borrower or any of its property imposed on it by any governmental authority, agency, or instrumentality that are due and payable (other than those returns or payments of which the amount, enforceability, or validity are contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP are provided on Borrower's books).

     7.8 EMPLOYEE BENEFIT PLAN. Borrower is in compliance in all material respects with the provisions of ERISA and the regulations and published interpretations thereunder. Borrower has not engaged in any acts or omissions which would make Borrower liable to the Plan, to any of its participants, or to the Internal Revenue Service, under ERISA.

     7.9 MISREPRESENTATIONS. No information, exhibits, data, or reports furnished by Borrower or delivered to Bank in connection with Borrower's application for credit misstates any material fact, or omits any fact necessary to make such information, exhibits, data, or reports not misleading.

     7.10 NO DEFAULT. Borrower is not in default in any Loan Document, or in any material contract, agreement, or instrument to which it is a party.

     7.11 YEAR 2000 COMPLIANCE. On the basis of a comprehensive review and assessment of Borrower's systems and equipment and inquiry made of Borrower's material suppliers, vendors, and customers, Borrower reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition (financial or otherwise) or prospects of Borrower. Borrower has developed feasible contingency plans adequately to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

     7.12 NO BURDENSOME RESTRICTIONS. No contract or other instrument to which Borrower is a party, or order, award, or decree of any court, arbitrator, or governmental agency, materially impairs Borrower's ability to repay the Obligations.

                          ARTICLE 8:  AFFIRMATIVE COVENANTS

     So long as this Agreement shall remain in effect, or any liability exists under the Loan Documents, Borrower shall:

     8.1 USE OF PROCEEDS. Use the proceeds of the Revolving Loan and the Converting Loan for working capital, asset acquisition, and/or other general corporate purposes, including the repayment to Affiliate at the date hereof of an intercompany loan in an amount not to exceed $2,000,000.

     8.2 INTEREST COVERAGE RATIO. Maintain as of each fiscal quarter end, on a Trailing Basis, commencing with the fiscal quarter ending December 31, 1999, a ratio of EBITDA to interest expense of at least 1.5 to one.

     8.3 DEBT COVERAGE RATIO Maintain as of each fiscal quarter end specified below, on a Trailing Basis, a ratio of EBITDA to current portion of long-term Funded Debt:

            (a) For the fiscal quarters ending March 31, 2000, through March 31, 2001, of at least 1.5 to 1;

            (b) For the fiscal quarters ending June 30, 2001, through March 31, 2002, of at least 2.0 to 1; and

            (c) For each fiscal quarter ending thereafter, at least 2.5 to 1.

     8.4 FUNDED DEBT/EBITDA RATIO Maintain as of each fiscal quarter end specified below, on a Trailing Basis, a Funded Debt/EBITDA Ratio:

            (a) For the fiscal quarters ending December 31, 1999, through March 31, 2000, of not more than 3.75 to 1;

            (b) For the fiscal quarters ending June 30, 2000, through March 31, 2001, of not more than 2.5 to 1;

            (c) For the fiscal quarters ending June 30, 2001, through March 31, 2002, of not more than 1.5 to 1; and

            (d)     For each fiscal quarter ending thereafter, of not more than
     1.0 to 1.

     8.5 TANGIBLE NET WORTH Maintain a Tangible Net Worth as of each fiscal quarter end specified below:

            (a) For the fiscal quarters ending through March 31, 2000, of at least $250,000;

            (b) For the fiscal quarters ending June 30, 2000, through March 31, 2001, of at least $750,000;

            (c) For the fiscal quarters ending June 30, 2001, through March 31, 2002, of at least $2,000,000; and

            (d)     For each fiscal quarter ending thereafter, of at least
     $3,000,000.

     8.6 CURRENT RATIO. Maintain a ratio of Current Assets to Current Liabilities as of each quarter end specified below:

            (a)     For the fiscal quarters ending March 31, 2000, of at least
     1.0 to 1;

            (b) For the fiscal quarters ending June 30, 2000, through March 31, 2001, of at least 1.1 to 1;

            (c) For the fiscal quarters ending June 30, 2001, through March 31, 2002, of at least 1.3 to 1; and

            (d) For each fiscal quarter ending thereafter, of at least 1.5 to 1.

     8.7 FINANCIAL INFORMATION. Maintain a standard system of accounting in accordance with GAAP and furnish to Bank the following:

            (a) QUARTERLY FINANCIAL STATEMENTS. As soon as available and, in any event, within 30 days after the end of each fiscal quarter of each fiscal year, a copy of the statement of income and retained earnings of Borrower for the quarter and for the current fiscal year through such quarter, and for each such quarter a copy of the balance sheet, statement of shareholders' equity, and statement of cash flow of Borrower as of the end of such quarter, setting forth, in each case commencing September 30, 2000, in comparative form, figures for the corresponding period of the preceding fiscal year, all in reasonable detail and satisfactory in scope to Bank, prepared under the supervision of the chief financial officer of Borrower, and in form and substance reasonably satisfactory to Bank;

            (b) ANNUAL FINANCIAL STATEMENTS. As soon as available and, in any event, within 120 days after the end of each fiscal year, a copy of the balance sheet, statement of income and retained earnings, statement of shareholders' equity, and statement of cash flow of Borrower for such year, setting forth in each case, in comparative form, corresponding figures from the preceding annual statements, each audited by independent certified public accountants of recognized standing selected by Borrower and reasonably satisfactory to Bank, certifying that such statement is complete and correct, fairly presents without qualification the financial condition of Borrower for such period, is prepared in accordance with GAAP, and has been audited in conformity with generally accepted auditing standards;

            (c) COMPLIANCE CERTIFICATES. Together with the delivery of each quarterly and annual financial statement, a certificate of the chief financial officer of Borrower, in the form of Exhibit A attached;

            (d) AGING REPORT. Monthly, within 30 days of each month end, a report providing the agings of Accounts, in form and substance satisfactory to Bank; and

            (e) ADDITIONAL FINANCIAL INFORMATION. As soon as available and, in any event, within ten days after request, such other data, information, or documentation as Bank may reasonably request.

     8.8 MAINTENANCE OF EXISTENCE. Preserve and maintain its existence, powers, and privileges in the jurisdiction of its formation, and qualify and remain qualified in each jurisdiction in which its presence is necessary or desirable in view of its business, operations, or ownership of its property. Borrower shall also maintain and preserve all of its property which is necessary or useful in the proper course of its business, in good working order and condition, ordinary wear and tear excepted.

     8.9 BOOKS AND RECORDS. Keep accurate and complete books, accounts, and records in which complete entries shall be made in accordance with GAAP, reflecting all financial transactions of Borrower.

     8.10 ACCESS TO PREMISES AND RECORDS. At all reasonable times and as often as Bank may reasonably request, permit any authorized representative designated by Bank to have access to the premises, property, and financial records of Borrower, including all records relating to the finances, operations, and procedures of Borrower, and to make copies of or abstracts from such records.

     8.11   NOTICE OF EVENTS.  Furnish Bank prompt written notice of:

            (a) PROCEEDINGS. Any proceeding instituted by or against Borrower in any court or before any commission or regulatory body, or any proceeding threatened against it in writing by any governmental agency which if adversely determined would have a material adverse effect on Borrower's business, property, or financial condition, or where the amount involved is $100,000 or more and not covered by insurance;

            (b) MATERIAL DEVELOPMENT. Any material development in any such proceeding referred to in Subsection (a);

            (c) DEFAULTS. Any accident, event, or condition which is or, with notice or lapse of time or both, would constitute a Default, or a default under any other agreement to which Borrower is a party; and

            (d) ADVERSE EFFECT. Any other action, event, or condition of any nature which could result in a material adverse effect on the business, property, or financial condition of Borrower.

     8.12 PAYMENT OF DEBTS AND TAXES. Pay all Debt and perform all obligations promptly and in accordance with their terms, and pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon Borrower, its property, or revenues prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies, or otherwise which, if unpaid, might become a lien or charge upon Borrower's property. Borrower shall not, however, be required to pay or discharge any such tax, assessment, charge, levy, or claim so long as its enforceability, amount, or validity is contested in good faith by appropriate proceedings.

     8.13 DEPOSIT ACCOUNTS. Maintain all primary business deposit accounts with Bank.

     8.14 INSURANCE. Maintain commercially adequate levels of coverage with financially sound and reputable insurers, including, without limitation:

            (a) PROPERTY INSURANCE. Insurance on all property of a character usually insured by organizations engaged in the same or similar type of business as Borrower against all risks, casualties, and losses through extended coverage or otherwise and of the kind customarily insured against by such organizations, with such policy or policies covering tangible collateral to name Bank as loss payee, as its interests may appear;

            (b) LIABILITY INSURANCE. Public liability insurance against tort claims which may be asserted against Borrower; and

            (c) ADDITIONAL INSURANCE. Such other insurance as may be required by law.

                            ARTICLE 9:  NEGATIVE COVENANTS

     So long as this Agreement shall remain in effect, or any liability shall exist under the Loan Documents, Borrower shall not, without prior written consent of Bank, which consent shall not be unreasonably withheld:

     9.1 FUNDED DEBT. Create, incur, assume, permit to exist, or otherwise become committed for any Funded Debt which exceeds the sum of:

            (a)     75% of Eligible Accounts; plus

            (b) 75% of the net book value of all of Borrower's fixed assets (excluding leasehold improvements) in which Bank holds a perfected first-lien security interest.

     9.2 LIENS AND ENCUMBRANCES. Create, incur, or assume, or agree to create, incur, or assume any lien, whether consensual or nonconsensual, on any of its property, or to enter into any lease with respect to any of its property except:

            (a)     EXISTING LIENS.  Liens in effect as of this date;

            (b)     LIENS OF BANK.  Liens in favor of Bank;

            (c) TAX LIENS. Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; and

            (d) INCIDENTAL LIENS. Other liens incidental to the conduct of its business or the ownership of its property which are not incurred in connection with the borrowing of money or the obtaining of credit, and which do not in the aggregate materially impair the value or use of property.

     9.3 GUARANTIES. Assume, guaranty, endorse, become a surety for, indemnify, or otherwise in any fashion become responsible for, directly or indirectly, any obligation of any Person, except:

            (a) NEGOTIABLE INSTRUMENTS. Endorsements on negotiable instruments for deposit or collection in the ordinary course of business; and

            (b) PERFORMANCE BONDS. Performance bonds as required in the ordinary course of Borrower's business.

     9.4 DISPOSITION OF ASSETS. Sell, transfer, lease, or otherwise assign or dispose of a substantial portion of its property to any Person, outside the ordinary course of business.

     9.5 MERGERS. Become a party to any merger, consolidation, or like corporate change, or make any substantial transfer or contribution to, or material investment in, stock, shares, or licenses of any Person; provided that Borrower may change its corporate name upon not less than 30 days' prior notice to Bank.

     9.6 CAPITAL STRUCTURE. Purchase, retire, or redeem any of its capital stock or otherwise effect any change in Borrower's capital structure.

     9.7 WAGE AND HOUR LAWS. Engage in any material violation of the federal Fair Labor Standards Act or any comparable state wage and hour law.

     9.8 ERISA. Engage in any act or omission which would make Borrower materially liable under ERISA to the Plan, to any of its participants, or to the Internal Revenue Service.

     9.9 DISSOLUTION. Adopt any agreement or resolution for dissolving, terminating, or substantially curtailing Borrower's present business activities.

     9.10 BUSINESS ACTIVITIES. Engage or enter into any activity which is unusual to Borrower's existing business, other than extensions, expansions, and other such modifications of Borrower's existing business.

     9.11   DIVIDENDS.  Declare or pay any dividend.

     9.12 LOANS. Make any loan or advance to any Person, including but not limited to Affiliate, otherwise than advances for expenses made in the ordinary course of business. This section shall not prohibit the repayment to Affiliate at the date of this Agreement of an intercompany loan in an amount not to exceed $2,000,000.

     9.13 PERMISSIBLE LOANS AND INVESTMENTS. Make any investment outside the ordinary course of Borrower's business, except:

            (a) CERTIFICATES OF DEPOSIT. Investments in certificates of deposit maturing within one year from the date of acquisition from any one or more of the top 100 commercial banks in the United States;

            (b) COMMERCIAL PAPER. Prime commercial paper with maturities of less than one year; and

            (c) U. S. GOVERNMENT PAPER. Obligations issued or guaranteed by the United States Government or its agencies.

                  ARTICLE 10:  EVENTS AND CONSEQUENCES OF DEFAULT

     10.1 EVENTS OF DEFAULT. Any of the following events shall, at the option of Bank and at any time without regard to any previous knowledge on the part of Bank, constitute a default by Borrower under the terms of this Agreement, the Notes, and all other Loan Documents ("Default"):

            (a) NONPAYMENT. Any payment or reimbursement due or demanded under this Agreement or any Loan Document is not made within three days of the date when due;

            (b) BREACH OF WARRANTY. Any representation or warranty made in connection with this Agreement or any other Loan Document, or any certificate, notice, or report furnished pursuant hereto, is determined by Bank to be false in any material respect when made, and is relied upon by Bank to its detriment, or any of Borrower's representations regarding the "year 2000 problem" cease to be true, whether or not true when made, and as a result Bank reasonably believes that Borrower's financial condition or its ability to pay its debts as they come due will thereby be materially impaired;

            (c) FAILURE TO PERFORM. Any other term, covenant, or agreement contained in any Loan Document is not performed or satisfied, and, if remediable, such failure continues unremedied for 30 days after written notice thereof has been given to Borrower by Bank;

            (d) LIEN PRIORITY. Bank shall fail to have an enforceable first lien (except for any prior or later liens to which the Bank has consented in writing) on or security interest in any material portion of the Collateral;

            (e) DEFAULTS ON OTHER OBLIGATIONS. There exists a default in the performance of any other agreement or obligation for the payment of borrowed money, for the deferred purchase price of property or services, or for the payment of rent under any lease, whether by acceleration or otherwise, which would permit such obligation to be declared due and payable prior to its stated maturity; and such default continues for 30 days after Borrower receives written notice thereof from the creditor so affected;

            (f) GUARANTOR. Affiliate shall (i) revoke or attempt to revoke its guaranty of the Obligations, whether with respect to future transactions or outstanding Obligations, or otherwise breaches the terms and conditions of such guaranty, or (ii) shall fail to maintain a total shareholder equity (as measured on a GAAP basis) of at least $5,000,000; as of each quarter end, or (iii) shall fail to comply with any of its covenants set forth in the Consent of Guarantor appended to this Agreement;

            (g) LOSS, DESTRUCTION, OR CONDEMNATION OF PROPERTY. A portion of Borrower's property is affected by any uninsured loss, damage, destruction, theft, sale, or encumbrance other than created herein or is condemned, seized, or appropriated, the effect of which materially impairs Borrower's financial condition or its ability to pay its debts as they come due;

            (h) ATTACHMENT PROCEEDINGS AND INSOLVENCY. Borrower or any material portion of Borrower's property is affected by any:

               (i) Judgment lien, execution, attachment, garnishment, general assignment for the benefit of creditors, sequestration, or forfeiture, to the extent Borrower's financial condition or its ability to pay its debts as they come due is thereby materially impaired; or

               (ii) Proceeding under the laws of any jurisdiction relating to receivership, insolvency, or bankruptcy, whether brought voluntarily or involuntarily by or against Borrower, including, without limitation, any reorganization of assets, deferment or arrangement of debts, or any similar proceeding, and, if such proceeding is involuntarily brought against Borrower, it is not dismissed within 60 days;

            (i) JUDGMENTS. Final judgment on claims not covered by insurance which, together with other outstanding final judgments against Borrower, exceeds $250,000, is rendered against Borrower and is not discharged, vacated, or reversed, or its execution stayed pending appeal, within 60 days after entry, or is not discharged within 60 days after the expiration of such stay; or

            (j) GOVERNMENT APPROVALS. Any governmental approval, registration, or filing with any governmental authority, now or later required in connection with the performance by Borrower of its obligations under the Loan Documents, is revoked, withdrawn, or withheld, or fails to remain in full force and effect, except Borrower shall have 60 days after notice of any such event to take whatever action is necessary to obtain all necessary approvals, registrations, and filings.

     10.2   REMEDIES UPON DEFAULT.  If any Default occurs under
Subsection 10.1(h), Bank's commitment to make Advances shall immediately and automatically terminate, and all Obligations, including all accrued interest, shall immediately and automatically become due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower, and Bank may immediately exercise any or all of the following remedies for Default; and if any other Default occurs and is continuing, Bank may, upon notice to Borrower:

            (a) TERMINATE COMMITMENTS. Terminate Bank's commitment to make Advances;

            (b) SUSPEND COMMITMENTS. Refuse to make further Advances until any Default has been cured;

            (c) ACCELERATE. Declare all or any of the Notes, together with all accrued interest, to be immediately due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower;

            (d) COLLATERAL. Proceed to realize on any or all Collateral by any available means; and/or

            (e) SETOFF. Exercise its right of setoff against deposit accounts of Borrower with Bank, or place an administrative freeze on any such accounts; and/or

            (f) ALL REMEDIES. Pursue any other available legal and equitable remedies.

All of Bank's rights and remedies in all Loan Documents shall be cumulative and can be exercised separately or concurrently.

     10.3 ALLEGED DEFAULT BY BANK. In the event that Borrower at any time concludes that Bank has defaulted in any respect under this Agreement or any of the Loan Documents, Borrower shall promptly give notice thereof to Bank and provide Bank with a period of not less than 30 days in which to cure such alleged default; provided, however, that in no event shall this Section 10.3 or Borrower's giving such notice to Bank extend the time period(s) granted to Borrower to cure any Default under Section 10.1(c). Failure of Borrower to provide such notice to Bank shall waive Borrower's right to assert a claim against Bank for such alleged default.

                          ARTICLE 11:  MISCELLANEOUS

     11.1  MANNER OF PAYMENTS.

           (a) PAYMENTS ON NONBUSINESS DAYS. Whenever any event is to occur or any payment is to be made under any Loan Document on any day other than a Business Day, such event may occur or such payment may be made on the next succeeding Business Day and such extension of time shall be included in computation of interest in connection with any such payment.

           (b) PAYMENTS. All payments and prepayments to be made by Borrower shall be made to Bank when due, at Bank's office as may be designated by Bank, without offsets or counterclaims for any amounts claimed by Borrower to be due from Bank, in U.S. dollars and in immediately available funds.

           (c) AUTOMATIC DEBIT. Borrower agrees that interest payments, and principal payments under the Converting Note, will be deducted automatically on the due date from the Borrower's account number 68921618, or such other of the Borrower's accounts with Bank as designated in writing by Borrower. Bank will debit the account on the dates the payments become due. If a due date does not fall on a Business Day, Bank will debit the account on the first Business Day following the due date. Borrower will maintain sufficient funds in the account on the dates Bank enters debits authorized by this Agreement. If there are insufficient funds in the account on the date Bank enters any debit authorized by this Agreement, the debit will be reversed.

           (d) APPLICATION OF PAYMENTS. All payments made by Borrower shall be applied first against fees, expenses, and indemnities due; second, against interest due; and third, against principal as Borrower may direct; provided that Bank shall have the right, after a Default which is continuing, to apply any payments or collections received against any one or more of the Obligations in any manner which Bank may choose.

           (e) RECORDING OF PAYMENTS. Bank is authorized to record on a schedule or computer-generated statement the date and amount of each Advance, and all payments of principal and interest. All such schedules or statements shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded.

     11.2 NOTICES. Bank may make Advances, and changes between interest rate options, based on telephonic, telex, and oral requests made by any Person whom Bank in good faith believes to be authorized to act on behalf of Borrower. All other notices, demands, and other communications to be given pursuant to any of the Loan Documents shall be in writing and shall be deemed received the earlier of when actually received, or two days after being mailed, postage prepaid and addressed as follows, or as later designated in writing:


BANK:                                   BORROWER:
SEAFIRST BANK                           KEYSTONE ACQUISITION CORP.
Western Commercial Team 2               10800 N.E. 8th Street, Suite 200
10500 N.E. 8th St., 5th Floor           Bellevue, WA 98004
Bellevue, WA 98004                      Attention: President
Attention: Daniel C. Olson


     11.3 DOCUMENTATION AND ADMINISTRATION EXPENSES. Borrower shall pay, reimburse, and indemnify Bank for all of Bank's reasonable costs and expenses, including, without limitation, all accounting, appraisal, and report preparation fees or expenses, all attorneys' fees (including the allocated cost of in-house counsel), legal expenses, and recording or filing fees, incurred in connection with the negotiation, preparation, execution, and administration of this Agreement and all other Loan Documents, and all amendments, supplements, or modifications thereto, and the perfection of all security interests, liens, or encumbrances that may be granted to Bank. Borrower acknowledges that any legal counsel retained or employed by Bank acts solely on the Bank's behalf and not on Borrower's behalf, despite Borrower's obligation to reimburse Bank for the cost of such legal counsel, and that Borrower has had sufficient opportunity to seek the advice of its own legal counsel with regard to this Agreement.

     11.4 COLLECTION EXPENSES. The nonprevailing party shall, upon demand by the prevailing party, reimburse the prevailing party for all of its costs, expenses, and reasonable attorneys' fees (including the allocated cost of in-house counsel) incurred in connection with any controversy or claim between said parties relating to this Agreement or any of the other Loan Documents, or to an alleged tort arising out of the transactions evidenced by this Agreement, including those incurred in any action, bankruptcy proceeding, arbitration or other alternative dispute resolution proceeding, or appeal, or in the course of exercising any judicial or nonjudicial remedies.

     11.5 WAIVER. No failure to exercise and no delay in exercising, on the part of Bank, any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power, or privilege. Further, no waiver or indulgence by Bank of any Default shall constitute a waiver of Bank's right to declare a subsequent similar failure or event to be a Default.

     11.6 ASSIGNMENT. This Agreement is made expressly for the sole benefit of Borrower and for the protection of Bank and its successors and assigns. The rights of Borrower hereunder shall not be assignable by operation of law or otherwise, without the prior written consent of Bank.

     11.7 MERGER. The rights and obligations set forth in this Agreement shall not merge into or be extinguished by any of the Loan Documents, but shall continue and remain valid and enforceable. This Agreement and the other Loan Documents constitute Bank's entire agreement with Borrower with regard to the Revolving Loan and the Converting Loan, and supersede all prior writings and oral negotiations. No oral or written representation, covenant, commitment, waiver, or promise of either Bank or Borrower shall have any effect, whether made before or after the date of this Agreement, unless contained in this Agreement or another Loan Document, or in an amendment complying with Section 11.8. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     11.8 AMENDMENTS. Any amendment or waiver of, or consent to any departure by Borrower from any provision of, this Agreement shall be in writing signed by each party to be bound thereby, and shall be effective only in the specific instance and for the specific purpose for which given.

     11.9  MANDATORY ARBITRATION.

           (a) At the request of either Bank or Borrower, any controversy or claim between Bank and Borrower, arising from or relating to this Agreement or any of the other Loan Documents, or arising from an alleged tort, shall be settled by arbitration in Seattle, Washington. The United States Arbitration Act shall apply even though this Agreement is otherwise governed by Washington law. The proceedings shall be administered by the American Arbitration Association under its commercial rules of arbitration. Any controversy over whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction over the parties. The institution and maintenance of an action for judicial relief or pursuit of an ancillary or provisional remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if such action for judicial relief is contested. For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this subsection is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subsection is subject to any applicable statute of limitations. The arbitrator(s) will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. The parties consent to the joinder of any guarantor, hypothecator, or other party having an interest relating to the claim or controversy being arbitrated in any proceedings under this Section.

            (b) Notwithstanding the provisions of subsection (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if at the time of the proposed submission, such controversy or claim arises from or relates to an obligation secured by real property.

            (c) No provision of this subsection shall limit the right of Borrower or Bank to exercise self-help remedies such as set-off, foreclosure, retention or sale of any collateral, or obtaining any ancillary, provisional, or interim remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration proceeding. The exercise of any such remedy does not waive the right of either party to request arbitration.

     11.10 CONSTRUCTION. Each term of this Agreement and each Loan Document shall be binding to the extent permitted by law and shall be governed by the laws of the State of Washington, excluding its conflict of laws rules. If one or more of the provisions of this Agreement should be invalid, illegal, or unenforceable in any respect, the remaining provisions of this Agreement shall remain effective and enforceable. If there is a conflict among the provisions of any Loan Documents, the provisions of this Agreement shall be controlling. The captions and organization of this Agreement are for convenience only, and shall not be construed to affect any provision of this Agreement.

     11.11 COUNTERPARTS. This Agreement and each Loan Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures to such counterparts were upon the same instrument.

      DATED as of April 30, 1999.


BORROWER:                               BANK:
KEYSTONE ACQUISITION CORP.              SEAFIRST BANK



By /s/ Richard P. Bergert               By /s/ Daniel C. Olson
   ---------------------------------       ---------------------------------

Title  President and CEO                Title  Vice President
       -----------------------------           -----------------------------

                             CONSENT OF GUARANTOR

     The undersigned Affiliate, as guarantor of the Obligations, acknowledges receipt of a copy of the above Agreement and consents to its contents. Affiliate also agrees to provide to Bank the following:

     1. QUARTERLY FINANCIAL STATEMENTS. As soon as available and, in any event, within 30 days after the end of each fiscal quarter of each fiscal year, a copy of the consolidated statement of income and retained earnings of Affiliate and its subsidiaries (including Borrower) for the quarter and for the current fiscal year through such quarter, and for each such quarter a copy of the consolidated balance sheet, statement of shareholders' equity, and statement of cash flows of Affiliate and its subsidiaries (including Borrower) as of the end of such quarter, setting forth, in each case, in comparative form, figures for the corresponding period of the preceding fiscal year, all in reasonable detail and satisfactory in scope to Bank, prepared under the supervision of the chief financial officer of Affiliate, and in form and substance reasonably satisfactory to Bank;

     2. ANNUAL FINANCIAL STATEMENTS. As soon as available and, in any event, within 120 days after the end of each fiscal year, a copy of the balance sheet, statement of income and retained earnings, statement of shareholders' equity, and statement of cash flow of Affiliate for such year, setting forth in each case, in comparative form, corresponding figures from the preceding annual statements, each audited by independent certified public accountants of recognized standing selected by Affiliate and satisfactory to Bank, certifying that such statement is complete and correct, fairly presents without qualification the financial condition of Affiliate for such period, is prepared in accordance with GAAP, and has been audited in conformity with generally accepted auditing standards; and

     3. AGING REPORT. Monthly, within 30 days of each month end, a report providing the agings of Affiliate's accounts, in form and substance satisfactory to Bank.

     DATED as April 30, 1999.


IMAGEX.COM, INC.


By: /s/ Richard Bergert
    ----------------------------------

Title: President and CEO
       -------------------------------

                         EXHIBIT A TO CREDIT AGREEMENT

            [Form of Certificate to be sent with financial reports]

[Date]

Seafirst Bank
Western Commercial Team 2
10500 N.E. 8th St., 5th Floor
Bellevue, WA 98004
Attention: Daniel C. Olson

Re: Certificate of Chief Financial Officer

Ladies and Gentlemen:

With respect to that certain Credit Agreement between Keystone Acquisition Corp. and Bank of America National Trust and Savings Association, doing business as Seafirst Bank ("Bank"), dated as of April 30, 1999 (the "Agreement"), we hereby represent to you the following (capitalized terms used in this certificate shall have the same meaning as in the Agreement):

     1. Enclosed are financial statements required by Section 8.7 of the Agreement.

     2. As of the date of such financial statements, Borrower's interest coverage ratio as specified in Section 8.2 of the Agreement is ________ to 1.

     3. As of the date of such financial statements, Borrower's debt coverage ratio as specified in Section 8.3 of the Agreement is ________ to 1.

     4. As of the date of such financial statements, Borrower's Funded Debt/EBITDA Ratio is _________ to 1.

     5. As of the date of such financial statements, Borrower's Tangible Net Worth is $___________________.

     6. As of the date of such financial statements, Borrower's ratio of Current Assets to Current Liabilities is ________ to 1.

     7. Such financial statements are complete and correct, fairly present, without qualification, the financial condition of Borrower for such period, and if the statement is a year-end statement, such statement is prepared in accordance with GAAP;

     8. No Default exists, nor any event which, with lapse of time or upon the giving of notice would constitute a Default under the Agreement.


Sincerely,


KEYSTONE ACQUISITION CORP.


By __________________________________
        Chief Financial Officer